Exhibit 99.1

PORTFOLIO AND PERFORMANCE UPDATE NOVEMBER 2025 FS SPECIALTY LENDING FUND

PORTFOLIO AND PERFORMANCE UPDATE FINANCIAL AND OPERATIONAL RESULTS The following information is intended to provide information related to the financial and operating condition of FS Specialty Lending Fund as of and for the quarter ended September 30, 20251 1. On October 28, 2025, FS Specialty Lending Fund converted from a business development company to a closed end-fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"), by merging with and into a Delaware statutory trust registered under the 1940 Act as a closed-end fund, pursuant to the Agreement and Plan of Reorganization, dated as of April 22, 2025, among FS Specialty Lending Fund, the newly formed closed-end fund, New FS Specialty Lending Fund, and for, for the limited purposes set forth therein, FS/EIG Advisor, LLC, the investment adviser to FS Specialty Lending Fund. Set forth in the tables below are certain components of FSSL’s financial condition and results of operation as of and for the three months ended September 30, 2025. The closed-end fund is the successor to FS Specialty Lending Fund, and the accounting and performance record of the closed-end fund will be that of FS Specialty Lending Fund. Upon the closing of the reorganization, the closed-end fund changed its name to FS Specialty Lending Fund (“FSSL”). 2. FSSL’s NAV per share as of the date indicated is the NAV determined by FSSL for purposes of complying with the requirements of Section 23(b) of the 1940 Act and has not been approved by FSSL’s board of trustees. FSSL’s NAV per common share may increase or decrease in the future and any such change may be material. 3. The distributions paid for the three months ended September 30, 2025, represent enhanced quarterly distributions to shareholders which were designed to offer attractive returns to shareholders during the transition period to a diversified credit strategy. The quarterly enhanced distributions will no longer be paid once FSSL achieves a long-term liquidity event, such as a listing on the New York Stock Exchange. The payment of future distributions on FSSL’s common shares is subject to the discretion of FSSL's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. FS SPECIALTY LENDING FUND 2 SELECT FINANCIAL AND OPERATING RESULTS SELECT BALANCE SHEET DATA ($M) Cash $143 Portfolio fair value $1,717 Total assets $1,875 Debt outstanding $400 Total liabilities $412 Shareholder’s equity $1,463 NAV per share2 $19.27 SELECT OPERATIONAL DATA ($M) Investment income $49 Net investment income $26 Enhanced distributions paid3 $47 SELECT COVERAGE DATA Asset coverage per unit of credit facility borrowings 4.66x

PORTFOLIO AND PERFORMANCE UPDATE

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2025

$19.27	$1.9B	78	90%	84%	0.8%	94%
NAV per share[1]	Total assets	Portfolio companies	Senior secured debt[2]	Floating rate assets	Assets on non-accrual	Diversified credit investments[3]

ASSET TYPE



82%	Senior secured loans—1st Lien
3%	Senior secured loans—2nd Lien
5%	Senior secured bonds
3%	Unsecured debt
3%	Asset based finance
4%	Equity/other

INDUSTRY CLASSIFICATION

13%	Consumer services	6%	Energy
13%	Commercial & professional services	5%	Consumer discretionary distribution & retail
12%	Healthcare equipment & services	4%	Media & entertainment
10%	Capital goods	4%	Automobiles & components
8%	Consumer durables & apparel	3%	Software & services
7%	Materials	2%	Pharmaceuticals, biotechnology & life sciences
6%	Financial services	7%	Other[4]

All figures based on fair value as of September 30, 2025. FSSL's portfolio is actively managed, and the foregoing presents only a "snapshot" as of September 30, 2025. There is no assurance that the composition of FSSL's portfolio, either currently or in the future, will resemble the composition of FSSL's portfolio as of September 30, 2025. FSSL's current or future portfolio allocations that may be the same, similar or different from those reflected as of September 30, 2025. Percentages and other numbers in this presentation may have been rounded.

1. FSSL's NAV per share as of the date indicated is the NAV determined by FSSL for purposes of complying with the requirements of Section 23(b) of the 1940 Act and has not been approved by FSSL's board of trustees. FSSL's NAV per common share may increase or decrease in the future and any such change may be material.
2. Senior secured debt includes first lien loans, second lien loans and senior secured bonds.
3. Represents non-energy investments based on fair value as of September 30, 2025.
4. Other includes Consumer Staples Distribution & Retail (2%); Telecommunication Services, Transportation, Insurance, Household & Personal Products, Real Estate Management & Development, (1% each).

FS FS SPECIALTY LENDING FUND 3

PORTFOLIO AND PERFORMANCE UPDATE

PORTFOLIO OVERVIEW AS OF NOVEMBER 4, 2025

$18.60	$1.9B	78	90%	83%	1.4%	94%
NAV per share[1]	Total assets	Portfolio companies	Senior secured debt[2]	Floating rate assets	Assets on non-accrual	Diversified credit investments[3]

ASSET TYPE



84%	Senior secured loans—1st Lien
2%	Senior secured loans—2nd Lien
4%	Senior secured bonds
3%	Unsecured debt
3%	Asset based finance
4%	Equity/other

INDUSTRY CLASSIFICATION

13%	Consumer services	5%	Consumer discretionary distribution & retail
12%	Commercial & professional services	5%	Financial services
12%	Healthcare equipment & services	5%	Media & entertainment
11%	Capital goods	3%	Automobiles & components
9%	Consumer durables & apparel	3%	Software & services
7%	Materials	2%	Pharmaceuticals, biotechnology & life sciences
6%	Energy	7%	Other[4]

All figures based on fair value as of November 4, 2025. FSSL's portfolio is actively managed, and the foregoing presents only a "snapshot" as of November 4, 2025. There is no assurance that the composition of FSSL's portfolio, either currently or in the future, will resemble the composition of FSSL's portfolio as of November 4, 2025. FSSL's current or future portfolio allocations that may be the same, similar or different from those reflected as of November 4, 2025. Percentages and other numbers in this presentation may have been rounded.

1. FSSL's NAV per share as of the date indicated is the NAV determined by FSSL for purposes of complying with the requirements of Section 23(b) of the 1940 Act and has not been approved by FSSL's board of trustees. FSSL's NAV per common share may increase or decrease in the future and any such change may be material.
2. Senior secured debt includes first lien loans, second lien loans and senior secured bonds.
3. Represents non-energy investments based on fair value as of November 4, 2025.
4. Other includes Consumer Staples Distribution & Retail (2%); Transportation, Insurance, Household & Personal Products , Real Estate Management & Development, Telecommunication Services (1% each).

FS FS SPECIALTY LENDING FUND 4

PORTFOLIO AND PERFORMANCE UPDATE

NET ASSET VALUE ATTRIBUTION[1]

The NAV change since 12/31 is largely attributed to enhanced distributions[2] outpacing current earnings


$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$19.80
$1.20
-$1.89
-$0.51
$18.60
12/31/2024
Net Income
Enhanced Distributions
Gains/Losses
11/4/2025

- Approximately 58% of NAV decline attributed to enhanced distributions in excess of net investment income
- FSSL paid a 12.5% enhanced distribution for Q1, Q2 & Q3

1. All figures are estimates based on fair value as of November 4, 2025. FSSL's NAV per share as of the date indicated is the NAV determined by FSSL for purposes of complying with the requirements of Section 23(b) of the 1940 Act and has not been approved by FSSL's board of trustees. FSSL's NAV per common share may increase or decrease in the future and any such change may be material.
2. The distributions paid since Q1 2025 represent enhanced quarterly distributions to shareholders which were designed to offer attractive returns to shareholders during the transition period to a diversified credit strategy. The quarterly enhanced distributions will no longer be paid once FS Specialty Lending Fund achieves a long-term liquidity event, such as a listing on the New York Stock Exchange. The payment of future distributions on FS Specialty Lending Fund's common shares is subject to the discretion of FS Specialty Lending Fund's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FS FS SPECIALTY LENDING FUND 5

DISCLOSURES IMPORTANT DISCLOSURES An investment in FS Specialty Lending Fund (FSSL) involves a high degree of risk and may be considered speculative. Investors are advised to consider the investment objectives, risks and charges and expenses of FSSL carefully before investing. This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein. The information contained in this document does not purport to contain all information that may be required to evaluate any investment in FSSL or any of its securities and should not be relied upon to form the basis of, or be relied upon in connection with, any investment decision whatsoever. This communication is intended to be considered in the context of FSSL’s filings with the U.S. Securities and Exchange Commission (SEC) and other public information that FSSL may make available from time to time, including the registration statement on Form N-2 filed by New FS Specialty Lending Fund with the SEC on July 25, 2025. Investors should read and carefully consider all information found in FSSL’s reports filed with the SEC. Investors may obtain a copy of these filings free of charge at www.futurestandard.com or by contact Future Standard at 201 Rouse Boulevard, Philadelphia, PA 19112 or by phone at 877-628-8575. In April 2025, FSSL announced that its board of trustees approved a plan to prepare for the listing of its common shares on the New York Stock Exchange. There can be no assurance that FSSL will be able to complete the proposed listing within the expected imeframe or at all. The timing of the proposed listing is subject to many factors, including, but not limited to, market conditions, board of trustee approval and NYSE approval. Investors should consider the “General Description of the Registrant---Risk Factors” section in the closed-end fund’s registration statement on Form N-2 filed with the SEC on July 25, 2025 for a discussion of risks investors should consider carefully before investing in the Fund. If the Fund completes a listing of its common shares, shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that a fund’s net asset value may decrease. Because the shares of FS Specialty Lending Fund have been illiquid, this risk may be more pronounced during the period shortly after the listing, during which the Fund’s shares may experience greater volatility and may trade at significant discounts to net asset value, due to factors such as the absence of a prior public market, unseasoned trading, the limited number of shares available for trading and limited information about the Fund. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. FS SPECIALTY LENDING FUND 6